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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 333-47428 of Fifth Third Bancorp on Form S-4 of our report dated January 14, 2000, incorporated by reference in the Annual Report on Form 10-K of Fifth Third Bancorp for the year ended December 31, 1999.

                                                       /s/ Deloitte & Touche LLP

Cincinnati, Ohio

January 5, 2001